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                      METROPOLITAN LIFE INSURANCE COMPANY
                           SEPARATE ACCOUNT NO. 13S

         INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

                       SUPPLEMENT DATED NOVEMBER 5, 2007
                                      TO
                       PROSPECTUS DATED NOVEMBER 3, 2003

This supplement updates certain information in the prospectus for your Individual Flexible Premium Variable Life Insurance Policy dated November 3, 2003 as previously supplemented. You should read and retain this supplement.

The division investing in the following portfolio will be closed to allocations of new premiums and cash value as of November 5, 2007:

RUSSELL INVESTMENT FUNDS

Core Bond Fund